844-MVP-TALK | mail@mountainvalleypipeline.info | www.mountainvalleypipeline.info N E W S R E L E A S E Modified Stop Work Order Issued for Mountain Valley Pipeline Project Takes Action to Manage Related and Ongoing Consequences Pittsburgh, PA (August 16, 2018) – Mountain Valley Pipeline, LLC released the following statement and background information in response to the modified stop work order issued by the Federal Energy Regulatory Commission (FERC) on August 15, 2018, for the Mountain Valley Pipeline (MVP) project. The modification allows construction to restart for approximately 77 miles of the route in West Virginia, with exception of a 7-mile area located in proximity to the Weston Gauley Bridge Turnpike Trail. However, because of the continued work stoppage order that impacts more than 200 miles of the project’s route, MVP has released as much as 50% of its construction workforce. “Despite the construction activities authorized under the modified work order and the FERC-approved stabilization plan, MVP was forced to take immediate measures to address an idled workforce and protect the integrity of the project. MVP is working to mitigate any additional job loss; and we believe we are making progress to receive authorization to resume full construction activities and return the currently released workers back to their jobs. Constructing the Mountain Valley Pipeline in the safest manner possible; minimizing impacts to sensitive species and environmental, cultural, and historic resources; and ensuring the highest levels of environmental protection remain our top priorities. As we continue working closely with the agencies to clarify and resolve the issues related to the stop work order, we appreciate the FERC’s responsible review and consideration of the modified work order and look forward to continuing the safe construction of this important infrastructure project.” The August 3, 2018, stop work order was issued following a federal court of appeals ruling regarding the adequacy of permits for a 3.5-mile right-of-way in the Jefferson National Forest (JNF) issued by the U.S. Forest Service (USFS), relating to sedimentation controls; and the Bureau of Land Management (BLM), relating to the impracticality of alternative routes. Those permits apply to only approximately 1% of MVP’s overall 303-mile project route and MVP had previously halted construction work in the JNF on July 27, 2018. As FERC noted in its stop work order, “There is no reason to believe that the Forest Service or the Army Corps of Engineers, as the land managing agencies, or the BLM, as the federal rights of grantor, will not be able to comply with the Court’s instructions and to ultimately issue new right-of-way grants that satisfy the Court’s requirements.” MVP remains committed to the earliest possible in-service date; however, under current circumstances a full in-service is now expected during the fourth quarter 2019. MVP will continue daily evaluations of its construction plan and provide updates as the regulatory process progresses.

About Mountain Valley Pipeline The Mountain Valley Pipeline (MVP) is a proposed underground, interstate natural gas pipeline system that spans approximately 303 miles from northwestern West Virginia to southern Virginia. Subject to approval and regulatory oversight by the Federal Energy Regulatory Commission, the MVP will be constructed and owned by Mountain Valley Pipeline, LLC – a joint venture of EQT Midstream Partners, LP; NextEra US Gas Assets, LLC; Con Edison Transmission, Inc.; WGL Midstream; and RGC Midstream, LLC. The MVP was designed to transport clean-burning natural gas from the prolific Marcellus and Utica shale regions to the growing demand markets in the Mid-Atlantic and Southeast areas of the United States. Targeting a full in-service during the fourth quarter of 2019, EQT Midstream Partners (NYSE: EQM), primary interest owner, will operate the pipeline. From planning and development, to construction and in-service operation – MVP is dedicated to the safety of its communities, employees, and contractors; and to the preservation and protection of the environment. Visit www.mountainvalleypipeline.info Cautionary Statements Disclosures in this news release contain certain forward-looking statements that do not relate strictly to historical or current facts and are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth, and anticipated financial and operational performance of Mountain Valley Pipeline, LLC, including guidance regarding the proposed Mountain Valley Pipeline (MVP), such as the expected impact of the FERC’s stop work order on the MVP and the Fourth Circuit Court of Appeals’ stay of the Huntington District stream and wetland crossing permit; the cost, timing and outcome of regulatory approvals and anticipated in-service date of the MVP; any engineering, construction and operational changes to the MVP project; the projected length of the MVP; and the timing of development and construction for the MVP. The forward-looking statements included in this news release are subject to risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Mountain Valley Pipeline, LLC has based these forward-looking statements on current expectations and assumptions about future events. While Mountain Valley Pipeline, LLC considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and are beyond its control. The risks and uncertainties that may affect the operations, performance, and results of Mountain Valley Pipeline, LLC and forward-looking statements include, but are not limited to: The business, financial condition, results of operations and prospects could suffer if Mountain Valley Pipeline, LLC does not proceed with projects under development or is unable to complete the construction of, or capital improvements to, its facilities on schedule or within budget. The ability to complete construction of, and capital improvements to, facilities on schedule and within budget may be adversely affected by escalating costs for materials and labor and regulatory compliance, inability to obtain or renew necessary licenses, rights-of-way, permits or other approvals on acceptable terms or on schedule, disputes involving contractors, labor organizations, land owners, governmental entities, environmental groups, Native American and aboriginal groups, and other third parties, negative publicity, transmission interconnection issues, and other factors. If any development project or construction or capital improvement project is not completed, is delayed or is subject to cost overruns, certain associated costs may not be approved for recovery or recoverable through regulatory mechanisms that may otherwise be available, and Mountain Valley Pipeline, LLC could become obligated to make delay or termination payments or become obligated for other damages under contracts, could experience the loss of tax credits or tax incentives, or delayed or diminished returns, and could be required to write-off all or a portion of its investment in the project. Any of these events could have a material adverse effect on Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects. Mountain Valley Pipeline, LLC may face risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements that may impede its development and operating activities. Mountain Valley Pipeline, LLC must periodically apply for licenses and permits from various local, state, federal and other regulatory authorities and abide by their respective conditions. Should Mountain Valley Pipeline, LLC be unsuccessful in obtaining necessary licenses or permits on acceptable terms, should there be a delay in obtaining or renewing necessary licenses or permits or should regulatory authorities initiate any associated investigations or enforcement actions or impose related penalties or disallowances on Mountain Valley Pipeline, LLC, Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects could be materially adversely affected. Any failure to negotiate successful project development agreements for new facilities with third parties could have similar results. Mountain Valley Pipeline, LLC’s gas infrastructure facilities and other facilities are subject to many operational risks. Operational risks could result in, among other things, lost revenues due to prolonged outages, increased expenses due to monetary penalties or fines for compliance failures, liability to third parties for property and personal injury damage, a failure to perform under applicable sales agreements and associated loss of revenues from terminated agreements or liability for liquidated damages under continuing agreements. The consequences of these risks could have a material adverse effect on Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects. Uncertainties and risks inherent in operating and maintaining Mountain Valley Pipeline, LLC's facilities include, but are not limited to, risks associated with facility start-up operations, such as whether the facilities will achieve projected operating performance on schedule and otherwise as planned. Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects can be materially adversely affected by weather conditions, including, but not limited to, the impact of severe weather. Threats of terrorism and catastrophic events that could result from terrorism, cyber-attacks, or individuals and/or groups attempting to disrupt Mountain Valley Pipeline, LLC’s business, or the businesses of third parties, may materially adversely affect Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects. Mountain Valley Pipeline media inquiries: Natalie Cox – Corporate Director, Communications 412.395.3941 ncox@eqt.com 2